                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  June 15, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-19557                 36-3777824
------------------------------   -------------------  --------------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                       -----------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5.     OTHER EVENTS REGULATION FD DISCLOSURE.

         On June 15, 2004, Salton, Inc. announced that it has entered into an amended and restated senior credit agreement. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the amended and restated senior credit agreement is attached hereto as Exhibit 99.2.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued by Salton, Inc. dated June 15,
                           2004.

                  99.2 Amended and Restated Credit Agreement dated as of June 15, 2004 among the financial institutions named therein, Wachovia Bank, as the Agent, and Silver Point Finance, LLC, as the Co-Agent, Syndication Agent, Documentation Agent, Arranger and Book Runner, and Salton, Inc, each of its subsidiaries that are signatories thereto as the Borrowers and each of its other subsidiaries that are signatories thereto as Guarantors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2004

                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         ----------------------------------
                                         William B. Rue
                                         President and Chief Operating Officer
                                         and Director


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                                  EXHIBIT INDEX





   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------


      99.1         Press Release issued by Salton, Inc. dated June 15, 2004.

      99.2 Amended and Restated Credit Agreement dated as of June 15, 2004 among the financial institutions named therein, Wachovia Bank, as the Agent, and Silver Point Finance, LLC, as the Co-Agent, Syndication Agent, Documentation Agent, Arranger and Book Runner, and Salton, Inc, each of its subsidiaries that are signatories thereto as the Borrowers and each of its other subsidiaries that are signatories thereto as Guarantors.








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